Exhibit 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ronald M. DeFeo and Eric I Cohen, or either of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Terex Corporation Annual Report on Form 10-K for the year ended December 31, 2002 (including, without limitation, amendments), and to file the same with all exhibits thereto, and all document in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                            Title                            Date
---------                            -----                            ----


/s/ Ronald M. DeFeo           Chairman, Chief Executive
----------------------         Officer and Director               March 27, 2003
Ronald M. DeFeo               (Principal Executive Officer)


/s/ Phillip C. Widman         Senior Vice President
----------------------          Chief Financial Officer           March 27, 2003
Phillip C. Widman             (Principal Financial Officer)


/s/ Mark T. Cohen             Controller                          March 27, 2003
----------------------        (Principal Accounting Officer)
Mark T. Cohen


/s/ G. Chris Andersen         Director                            March 27, 2003
----------------------
G. Chris Andersen


/s/ Don DeFosset              Director                            March 27, 2003
----------------------
Don DeFosset


/s/ William H. Fike           Director                            March 27, 2003
----------------------
William H. Fike


/s/ Donald P. Jacobs          Director                            March 27, 2003
----------------------
Donald P. Jacobs


/s/ David A. Sachs            Director                            March 27, 2003
----------------------
David A. Sachs


/s/ J. C. Watts, Jr.          Director                            March 27, 2003
----------------------
J. C. Watts, Jr.


/s/ Helge H. Wehmeier         Director                            March 27, 2003
----------------------
Helge H. Wehmeier